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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
NeoRx Corporation:

We consent to the use of our report incorporated herein by reference.

/S/ KPMG LLP
Seattle, Washington
July 14, 2000